UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 10, 2022
Date of report (Date of earliest event reported)

Surmodics, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.05 par value	SRDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07           Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Surmodics, Inc. (the “Company”) was held on February 10, 2022.  The final voting results of the proposals, which were described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on December 20, 2021, are set forth below.

1.            Election of Directors.  Each of the individuals nominated by the Company’s Board of Directors to serve as Class II directors was duly elected by the Company’s shareholders, and the final results of the votes cast are as follows:

	For	Withheld	Broker Non-Votes
Ronald B. Kalich	11,114,975	578,501	914,478
Gary R. Maharaj	11,570,384	123,092	914,478

2.            Set the Number of Directors.  The Company’s shareholders approved the proposal to set the number of directors at six (6) by the following vote:

For	Against	Abstain	Broker Non-Votes
11,631,205	57,998	4,273	914,478

3.            Ratification of the Appointment of Deloitte & Touche LLP.  The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022 by the following vote:

For	Against	Abstain	Broker Non-Votes
12,475,898	126,123	5,933	-

4.            Advisory Vote on Executive Compensation.  The Company’s shareholders approved the compensation of the Company’s named executive officers, on an advisory basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
11,084,992	591,658	16,826	914,478

5.            Amendment of Surmodics 2019 Equity Incentive Plan.  The Company’s shareholders approved an amendment to the Surmodics 2019 Equity Incentive Plan, by the following vote:

For	Against	Abstain	Broker Non-Votes
10,791,761	893,974	7,741	914,478

Item 9.01          Financial Statements and Exhibits.

          (d)            Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: February 14, 2022	/s/ Gordon S. Weber
Gordon S. Weber
Senior Vice President of Legal, General Counsel and Secretary